EXHIBIT 10.5

SUBLEASE AGREEMENT

This is a Sublease Agreement (this “Agreement”), dated July 23, 2001 among Veterinary Technologies Corporation of 1872 Pratt Drive, Suite 1100, Blacksburg, Virginia 24060 (“VTC”), New River Pharmaceuticals Inc. of 1861 Pratt Drive, Suite 1090, Blacksburg, Virginia 24060 (“New River”), and Virginia Tech Foundation, Inc., c/o Virginia Tech Corporate Research Center, Inc., 1872 Pratt Drive, Suite 1000, Blacksburg, Virginia 24060 (“Landlord”) for the subletting of some laboratory space known as Research Building II, Suite 1120 (approximately 508 rentable square feet) located in the Virginia Tech Corporate Research Center (“VTCRC”) at 1861 Pratt Drive, Blacksburg, Virginia 24060 (the “Sublet Premises”).

Whereas, VTC has leased the Sublet Premises from Landlord pursuant to a Renewal of Lease dated January 25, 2001, which remains in effect through January 31, 2002 (the “VTC Lease”), as set forth in Exhibit A hereto; and

Whereas, New River has leased its own separate premises within the VTCRC from Landlord pursuant to a Modification and Renewal of Lease dated April 25, 2001 (“New River Lease”), as set forth in Exhibit B hereto, under terms and conditions different than those set forth in the VTC Lease; and

Whereas, subject to Landlord’s consent, New River is desirous of subleasing the Sublet Premises from VTC on terms and conditions consistent with the New River Lease (rather than the VTC Lease);

Now therefore, in consideration of the foregoing recitals (which are hereby incorporated by reference and made a part of this Agreement), the mutual undertakings herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. New River agrees to sublease the Sublet Premises from VTC for a term from the date of this Agreement through January 18, 2002 (the “Sublet Term”). It is expressly understood that this Agreement can only be extended by the written permission of VTC and Landlord.

2. With respect to the Sublet Premises, New River agrees to abide by all provisions of the New River Lease for the Sublet Term. To the extent that the terms and conditions of the VTC Lease differ from the terms and conditions of the New River Lease, the New River Lease shall govern the rights and obligations of the parties regarding the Sublet Premises during the Sublet Term; provided, however, that this Agreement shall govern all payment obligations arising in connection with the Sublet Premises during the Sublet Term between VTC and New River. VTC hereby agrees to remain current in its payment obligations to the Landlord under the VTC Lease for the Sublet Term.

3. As sublease rent for the Sublet Premises, New River agrees to pay VTC the sum of Six Hundred Fifty Dollars and No Cents (US$650.00) per month, in advance of the eighteenth (18th) day of each month during the Sublet Term. This sublease rent shall constitute the only payment by New River to VTC for the use of the Sublet Premises during the Sublet Term; provided, however, that for the Sublet Term New River shall convert all telephone, electricity and internet accounts for the Sublet Premises into New River’s name, and during the Sublet Term New River shall be solely responsible for all charges made to such accounts during New River’s possession of the Sublet Premises.

4. The parties acknowledge that VTC has placed certain equipment and furnishing in the Sublet Premises, and that New River is desirous of leasing from VTC said equipment and furnishing (as set forth in Exhibit C hereto) for use during the Sublet Term. As consideration for the lease of VTC’s equipment and furnishings during the Sublet Term, New River agrees to pay VTC the sum of Three Hundred and Fifty Dollars (US$350.00) per month, in advance of the eighteenth (18th) day of each month during the Sublet Term. This payment shall constitute the only payment by New River to VTC for the use of VTC’s equipment and furnishings at the Sublet Premises during the Sublet Term, and New River agrees to return such equipment and furnishing in good order and repair (normal wear and tear excepted) at the end of the Sublet Term.

5. In the event that VTC decides to continue the sublease of the Sublet Premises beyond the Sublet Term, VTC hereby gives and grants New River the right of first refusal on said Sublet Premises. In the event that VTC ceases to rent the Sublet Premises from the Landlord, Landlord is aware that New River would like the right of first refusal on the Sublet Premises.

6. New River hereby agrees to indemnify VTC (including its directors, officers and employees) and save VTC harmless from all claims, suits, actions, damages, liability and expense (including without limitation, reasonable attorney’s fees) resulting from New River’s use of the Sublet Premises during the Sublet Term, and VTC agrees to indemnify New River (including its directors, officers and employees) and save New River harmless from all claims, suits, actions, damages, liability and expense (including, without limitation, reasonable attorney’s fees) resulting from or arising in connection with the use or operation of the Sublet Premises before and subsequent to the Sublet Term.

7. No party shall be deemed an employee, partner or agent of the other. Rather, each party shall be an independent contractor to the other and as such, shall be liable for its own acts and omissions and shall not in any way be liable for the acts and omissions of the other party, its agents, partners, or employees.

8. This Agreement shall be construed, and the respective rights of the parties hereto determined, according to the substantive laws of the Commonwealth of Virginia, without regard to principles of conflict of laws.

9. This Agreement may be executed in any number of counterparts, and the parties may execute and exchange facsimile copies of this Agreement, all of which taken together shall constitute one agreement.

10. Should any part or provision of this Agreement be held unenforceable or in conflict with the applicable laws or regulations of any jurisdiction, the invalid or unenforceable part or provision shall be replaced with a provision which accomplishes, to the extent possible, the original business purpose of such part or provision in a valid and enforceable manner, and the remainder of this Agreement shall remain binding upon the parties hereto.

11. This Agreement (including the Exhibits hereto) constitutes the entire agreement and understanding between the parties hereto with respect to the subject matter of this Agreement and shall supersede any prior or contemporaneous agreements, negotiations, understandings, representations, statements and writings relating thereto. This Agreement may not be amended or modified except in writing signed by a duly authorized officer of the party against whom enforcement of such amendment is sought.

IN WITNESS WHEREOF, this Agreement is entered into by the duly authorized representatives of the parties hereto as of the date first set forth above.

Veterinary Technologies Corporation

/s/ Gerhardt Schurig	7/20/01
Gerhardt Schurig, President	Date

New River Pharmaceuticals Inc.

/s/ Thomas Piccariello	7/27/01
Thomas Piccariello, Vice President, Polypeptide Drug Development	Date

Virginia Tech Foundation, Inc.

/s/ Raymond D. Smoot, Jr.	8/5/01
Date

RENEWAL OF SUBLEASE

THIS RENEWAL OF SUBLEASE is made and entered into this 24th day of January, 2002, by and between Veterinary Technologies Corporation, hereinafter called Tenant; New River Pharmaceuticals Inc., hereinafter called Subtenant; and Virginia Tech Foundation, Inc., hereinafter called Landlord. The terms Tenant and Subtenant are intended to include the successors and assigns of the original parties and their heirs, legal representatives, successors and assigns of the respective entities.

WHEREAS, on July 23, 2001, the Tenant and Subtenant entered into a Sublease Agreement in writing of the following demised premises, situated in Montgomery County, Virginia, to wit:

Suite 1120 in Research Building II,

1861 Pratt Drive, Blacksburg, Virginia.

WHEREAS, the Tenant and Subtenant desire to renew the original sublease thereto,

THEREFORE, IT IS MUTUALLY AGREED AS FOLLOWS:

1.	The purpose of this modification is to renew the Sublease for the Demised Premises for a period of six months, commencing on January 19, 2002, and ending on June 18, 2002.

2.	The monthly rental for the renewal term shall be Six Hundred Eighty Seven and 92/100 Dollars ($687.92).

3.	The monthly furnishings and equipment rental for the renewal term shall be Four Hundred Twelve and 08/100 Dollars ($412.08).

4.	All other terms and conditions of the Sublease are in full force and effect.

IN WITNESS WHEREOF, this Sublease Renewal is entered into by the parties hereto on the date and year first set forth above:

For Veterinary Technologies Corporation

/s/ Gerhardt Schurig	1/24/02
Gerhardt Schurig, President	Date

For New River Pharmaceuticals Inc.

/s/ Thomas Piccariello	1/24/02
Thomas Piccariello, Vice President, Polypeptide Drug Development	Date

For Virginia Tech Foundation, Inc.

/s/ Raymond D. Smoot, Jr.	1/25/02
Raymond D. Smoot, Jr., Exec. Vice Pres. & Sec. Treas.	Date

RENEWAL OF SUBLEASE

THIS RENEWAL OF SUBLEASE is made and entered into this 19th day of June, 2002, by and between Veterinary Technologies Corporation, hereinafter called Tenant; New River Pharmaceuticals Inc., hereinafter called Subtenant; and Virginia Tech Foundation, Inc., hereinafter called Landlord. The terms Tenant and Subtenant are intended to include the successors and assigns of the original parties and their heirs, legal representatives, successors and assigns of the respective entities.

WHEREAS, on July 23, 2001, the Tenant and Subtenant entered into a Sublease Agreement in writing of the following demised premises, situated in Montgomery County, Virginia, to wit:

Suite 1120 in Research Building II,

1861 Pratt Drive, Blacksburg, Virginia.

WHEREAS, the Tenant and Subtenant desire to renew the original sublease thereto,

THEREFORE, IT IS MUTUALLY AGREED AS FOLLOWS:

1.	The purpose of this modification is to renew the Sublease for the Demised Premises for a period of six months, commencing on June 19, 2002, and ending on December 19, 2002.

2.	The monthly rental for the renewal term shall be Six Hundred Eighty Seven and 92/100 Dollars ($687.92).

3.	The monthly furnishings and equipment rental for the renewal term shall be Four Hundred Sixty Two and 08/100 Dollars ($462.08).

4.	All other terms and conditions of the Sublease are in full force and effect.

IN WITNESS WHEREOF, this Sublease Renewal is entered into by the parties hereto on the date and year first set forth above:

For Veterinary Technologies Corporation

/s/ Stephen M. Boyle	6/19/02
Stephen M. Boyle, Vice President for Research	Date

For New River Pharmaceuticals Inc.

/s/ Thomas Piccariello	6/21/02
Thomas Piccariello, Vice President, Polypeptide Drug Development	Date

For Virginia Tech Foundation, Inc.

/s/ Raymond D. Smoot, Jr.	6/25/02
Raymond D. Smoot, Jr., Exec. Vice Pres. & Sec. Treas.	Date

RENEWAL OF SUBLEASE

THIS RENEWAL OF SUBLEASE is made and entered into this 1 day of December, 2002, by and between Veterinary Technologies Corporation, hereinafter called Tenant; New River Pharmaceuticals Inc., hereinafter called Subtenant; and Virginia Tech Foundation, Inc., hereinafter called Landlord. The terms Tenant and Subtenant are intended to include the successors and assigns of the original parties and their heirs, legal representatives, successors and assigns of the respective entities.

WHEREAS, on July 23, 2001, the Tenant and Subtenant entered into a Sublease Agreement in writing of the following demised premises, situated in Montgomery County, Virginia, to wit:

Suite 1120 in Research Building II,

1861 Pratt Drive, Blacksburg, Virginia.

WHEREAS, the Tenant and Subtenant desire to renew the original sublease thereto,

THEREFORE, IT IS MUTUALLY AGREED AS FOLLOWS:

1.	The purpose of this modification is to renew the Sublease for the Demised Premises for a period of six months, commencing on December 20, 2002, and ending on June 19, 2003.

2.	The monthly rental for the renewal term shall be Six Hundred Eighty Seven and 92/100 Dollars ($687.92).

3.	The monthly furnishings and equipment rental for the renewal term shall be Four Hundred Sixty Two and 08/100 Dollars ($462.08).

4.	All other terms and conditions of the Sublease are in full force and effect.

IN WITNESS WHEREOF, this Sublease Renewal is entered into by the parties hereto on the date and year first set forth above:

For Veterinary Technologies Corporation

/s/ Stephen M. Boyle	11/18/02
Stephen M. Boyle, Vice President for Research	Date

For New River Pharmaceuticals Inc.

/s/ Thomas Piccariello	11/19/02
Thomas Piccariello, Vice President, Polypeptide Drug Development	Date

For Virginia Tech Foundation, Inc.

/s/ Raymond D. Smoot, Jr.	11/16/02
Raymond D. Smoot, Jr., Exec. Vice Pres. & Sec. Treas.	Date

RENEWAL OF SUBLEASE

THIS RENEWAL OF SUBLEASE is made and entered into this              day of June, 2003, by and between Veterinary Technologies Corporation, hereinafter called Tenant; New River Pharmaceuticals Inc., hereinafter called Subtenant; and Virginia Tech Foundation, Inc., hereinafter called Landlord. The terms Tenant and Subtenant are intended to include the successors and assigns of the original parties and their heirs, legal representatives, successors and assigns of the respective entities.

WHEREAS, on July 23, 2001, the Tenant and Subtenant entered into a Sublease Agreement in writing of the following demised premises, situated in Montgomery County, Virginia, to wit:

Suite 1120 in Research Building II,

1861 Pratt Drive, Blacksburg, Virginia

WHEREAS, the Tenant and Subtenant desire to renew the original sublease thereto,

THEREFORE, IT IS MUTUALLY AGREED AS FOLLOWS:

1.	The purpose of this modification is to renew the Sublease for the Demised Premises for a period of six months, commencing on June 20, 2003, and ending on December 19, 2003.

2.	The monthly rental for the renewal term shall be Seven Hundred and 60/100 Dollars ($700.60).

3.	The monthly furnishings and equipment rental for the renewal term shall be Five Hundred Forty Nine and 40/100 Dollars ($549.40).

4.	All other terms and conditions of the Sublease are in full force and effect.

IN WITNESS WHEREOF, this Sublease Renewal is entered into by the parties hereto on the date and year first set forth above:

For Veterinary Technologies Corporation

/s/ James W. Hiney	5/14/03
James W. Hiney, CEO	Date

For New River Pharmaceuticals Inc.

/s/ Marcus E. Smith	5/29/03
Marcus E. Smith, Secretary	Date

For Virginia Tech Foundation, Inc.

/s/ Raymond D. Smoot, Jr.	6/5/03
Raymond D. Smoot, Jr., Exec. Vice Pres. & Sec. Treas.	Date

RENEWAL OF SUBLEASE

THIS RENEWAL OF SUBLEASE is made and entered into this              day of December, 2003, by and between Veterinary Technologies Corporation, hereinafter called Tenant; New River Pharmaceuticals Inc., hereinafter called Subtenant; and Virginia Tech Foundation, Inc., hereinafter called Landlord. The terms Tenant and Subtenant are intended to include the successors and assigns of the original parties and their heirs, legal representatives, successors and assigns of the respective entities.

WHEREAS, on July 23, 2001, the Tenant and Subtenant entered into a Sublease Agreement in writing of the following demised premises, situated in Montgomery County, Virginia, to wit:

Suite 1120 in Research Building II,

1861 Pratt Drive, Blacksburg, Virginia

WHEREAS, the Tenant and Subtenant desire to renew the original sublease thereto,

THEREFORE, IT IS MUTUALLY AGREED AS FOLLOWS:

1.	The purpose of this modification is to renew the Sublease for the Demised Premises for a period of six months, commencing on December 20, 2003, and ending on June 19, 2004.

2.	The monthly rental for the renewal term shall be Seven Hundred and 60/100 Dollars ($700.60).

3.	The monthly furnishings and equipment rental for the renewal term shall be Five Hundred Forty Nine and 40/100 Dollars ($549.40).

4.	All other terms and conditions of the Sublease are in full force and effect.

IN WITNESS WHEREOF, this Sublease Renewal is entered into by the parties hereto on the date and year first set forth above:

For Veterinary Technologies Corporation

/s/ James W. Hiney	12/29/03
James W. Hiney, CEO	Date

For New River Pharmaceuticals Inc.

/s/ Marcus E. Smith	12/18/03
Marcus E. Smith, Secretary	Date

For Virginia Tech Foundation, Inc.

/s/ Raymond D. Smoot, Jr.	1/8/04
Raymond D. Smoot, Jr., Exec. Vice Pres. & Sec. Treas.	Date

RENEWAL OF SUBLEASE

THIS RENEWAL OF SUBLEASE is made and entered into this 10th day of June 2004, by and between Veterinary Technologies Corporation, hereinafter called Tenant; New River Pharmaceuticals Inc., hereinafter called Subtenant; and Virginia Tech Foundation, Inc., hereinafter called Landlord. The terms Tenant and Subtenant are intended to include the successors and assigns of the original parties and their heirs, legal representatives, successors and assigns of the respective entities.

WHEREAS, on July 23, 2001, the Tenant and Subtenant entered into a Sublease Agreement in writing of the following demised premises, situated in Montgomery County, Virginia, to wit:

Suite 1120 in Research Building II,

1861 Pratt Drive, Blacksburg, Virginia.

WHEREAS, the Tenant and Subtenant desire to renew the original sublease thereto,

THEREFORE, IT IS MUTUALLY AGREED AS FOLLOWS:

1.	The purpose of this modification is to renew the Sublease for the Demised Premises for a period of six months, commencing on June 19, 2004, and ending on December 20, 2004.

2.	The monthly rental for the renewal term shall be Seven Hundred and 60/100 Dollars ($700.60).

3.	The monthly furnishings and equipment rental for the renewal term shall be Five Hundred Ninety Nine and 40/100 Dollars ($599.40).

4.	All other terms and conditions of the Sublease are in full force and effect.

IN WITNESS WHEREOF, this Sublease Renewal is entered into by the parties hereto on the date and year first set forth above:

For Veterinary Technologies Corporation

/s/ S. M. Boyle	6/10/04
Stephen M. Boyle, Vice President for Research	Date

For New River Pharmaceuticals Inc.

/s/ R. J. Kirk	6/14/04
Randal J. Kirk, President & CEO	Date

For Virginia Tech Foundation, Inc.

/s/ Raymond D. Smoot, Jr.	6/17/04
Raymond D. Smoot, Jr., COO & Secretary-Treasurer	Date